SUPPLEMENT DATED OCTOBER 27, 2005
                                     TO THE
                             ONEAMERICA FUNDS, INC.
              STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2005


     The following allocation procedures have been modified to more specifically address conflicts regarding incomplete block trades. The Statement of Additional Information is modified as follows:

Page 17, "Potential Conflicts of Interest" is replaced in its entirety with the following disclosure:

Some securities considered for investment by the Adviser may also be appropriate for the Adviser's general account as well as for other accounts served by the Adviser. If a purchase or sale of securities consistent with the investment policies of a portfolio and one or more of these accounts served by the Adviser is considered at or about the same time, it is the policy of the Adviser to aggregate the trades in order to assist with its obligation to seek best execution for its clients. It is also the policy of the Adviser not to favor any one account or portfolio over another in the event that security trades are aggregated. Any purchase or sale orders executed contemporaneously are allocated at the average price and as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account or portfolio. However, additional factors will also be taken into consideration when determining proper share allocation, so that the final allocation may not be based solely on a pro rata calculation. These factors include, but are not limited to, the following:

1)       Percentage of the trade executed
2)       Total number of shares traded
3)       Cash flow issues for each portfolio
4)       Equity allocation for each portfolio prior to trade execution
5)       Targeted stock allocation for each portfolio prior to trade execution

While it is conceivable that in certain instances these procedures could adversely affect the price or number of shares involved in a particular portfolio transaction, it is believed that these procedures generally contribute to better overall execution.

The Adviser's Investment Sub-Committee reviews all trades executed on behalf of advisory clients. All pencil tickets, which depict both the original and the final share allocations for each portfolio, are reviewed by the Chief Compliance Officer of the Fund.


                  This supplement should be retained with the
            Statement of Additional Information for future reference.